Exhibit 99.1

Essent Group Ltd. Reports First Quarter 2015 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--May 8, 2015--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended March 31, 2015 of $34.8 million or $0.38 per diluted share, compared to $15.0 million or $0.18 per diluted share for the quarter ended March 31, 2014. As of March 31, 2015, Essent had primary insurance in force of $53.3 billion and consolidated stockholders’ equity of $996.0 million.

“Our strong results reflect our continued execution on building a high credit quality and profitable mortgage insurance portfolio,” said Mark Casale, Chairman and Chief Executive Officer. “Our outlook for the private mortgage insurance sector remains positive. Essent continues to be well positioned and we are optimistic about the future of our franchise.”

Financial Highlights:

  Insurance in force as of March 31, 2015 was $53.3 billion, compared to $50.8 billion as of December 31, 2014 and $34.8 billion as of March 31, 2014.
  New insurance written for the first quarter was $5.3 billion, compared to $6.5 billion in the fourth quarter of 2014 and $3.6 billion in the first quarter of 2014.
  Net premiums earned for the first quarter were $75.0 million, compared to $67.8 million in the fourth quarter of 2014 and $44.8 million in the first quarter of 2014.
  The expense ratio for the first quarter was 36.6%, compared to 37.8% in the fourth quarter of 2014 and 52.4% in the first quarter of 2014.
  The provision for losses and LAE for the first quarter was $2.0 million, compared to $3.0 million in the fourth quarter of 2014 and $0.9 million in the first quarter of 2014.
  The percentage of loans in default as of March 31, 2015 was 0.21%, compared to 0.20% as of December 31, 2014 and 0.12% as of March 31, 2014.
  The combined ratio for the first quarter was 39.3%, compared to 42.3% in the fourth quarter of 2014 and 54.4% in the first quarter of 2014.
  The consolidated balance of cash and investments at March 31, 2015 was $1.1 billion, including cash and investment balances at Essent Group Ltd. of $123.6 million.
  The combined risk to capital ratio of the US mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 15.8:1 as of March 31, 2015.
  Essent Reinsurance Ltd. participated in Freddie Mac’s Agency Credit Insurance Structure (“ACIS”) 2015-2 and 2015-3 transactions and insured a total of $20.7 million of risk that Freddie Mac had retained as part of its STACR 2014-DN3 and STACR 2014-DN4 transactions.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 23672839 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 23672839.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on February 27, 2015. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company which, through its wholly-owned subsidiary Essent Guaranty, Inc., (collectively, “Essent”) offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania and rated BBB+ by Standard & Poor’s and Baa2 by Moody’s, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance and reinsurance through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended March 31, 2015

Exhibit A:	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B:	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C:	Historical Quarterly Data
Exhibit D:	New Insurance Written
Exhibit E:	Insurance in Force and Risk in Force
Exhibit F:	Other Risk in Force
Exhibit G:	Portfolio Vintage Data
Exhibit H:	Portfolio Geographic Data
Exhibit I:	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J:	Investment Portfolio
Exhibit K:	Insurance Company Capital
Exhibit L:	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

		Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended March 31,
(In thousands, except per share amounts)	2015	2014
Revenues:
Net premiums written	$82,257	$52,192
Increase in unearned premiums	(7,219)	(7,442)
Net premiums earned	75,038	44,750
Net investment income	4,280	1,898
Realized investment gains, net	649	400
Other income	44	773
Total revenues	80,011	47,821

Losses and expenses:
Provision for losses and LAE	1,999	902
Other underwriting and operating expenses	27,498	23,459
Total losses and expenses	29,497	24,361

Income before income taxes	50,514	23,460
Income tax expense	15,676	8,454
Net income	$34,838	$15,006

Earnings per share:
Basic	$0.39	$0.18
Diluted	0.38	0.18

Weighted average shares outstanding:
Basic	90,185	82,864
Diluted	91,514	84,696

Net income	$34,838	$15,006

Other comprehensive income:
Change in unrealized appreciation of investments	4,889	479
Total other comprehensive income	4,889	479
Comprehensive income	$39,727	$15,485

Loss ratio	2.7%	2.0%
Expense ratio	36.6%	52.4%
Combined ratio	39.3%	54.4%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
(In thousands, except per share amounts)	2015	2014
Assets
Investments available for sale, at fair value
Fixed maturities	$1,008,309	$846,925
Short-term investments	111,922	210,688
Total investments	1,120,231	1,057,613
Cash	21,902	24,411
Accrued investment income	6,240	5,748
Accounts receivable	15,763	15,810
Deferred policy acquisition costs	9,852	9,597
Property and equipment (at cost, less accumulated depreciation of $39,994 in 2015 and $39,260 in 2014)	8,073	5,841
Prepaid federal income tax	63,673	59,673
Other assets	4,352	2,768

Total assets	$1,250,086	$1,181,461

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$10,065	$8,427
Unearned premium reserve	164,167	156,948
Accrued payroll and bonuses	5,464	14,585
Net deferred tax liability	53,482	37,092
Other accrued liabilities	20,891	8,671
Total liabilities	254,069	225,723

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued - 92,574 shares in 2015 and 92,546 shares in 2014	1,389	1,388
Additional paid-in capital	893,836	893,285
Accumulated other comprehensive income	9,556	4,667
Retained earnings	91,236	56,398
Total stockholders' equity	996,017	955,738

Total liabilities and stockholders' equity	$1,250,086	$1,181,461

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2015	2014
Selected Income Statement Data	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$82,257	$83,219	$77,862	$63,505	$52,192

Net premiums earned	75,038	67,814	60,323	50,342	44,750
Other revenues	4,973	4,928	4,298	3,941	3,071
Total revenues	80,011	72,742	64,621	54,283	47,821

Losses and expenses:
Provision for losses and LAE	1,999	3,049	1,391	966	902
Other underwriting and operating expenses	27,498	25,656	24,469	23,648	23,459
Total losses and expenses	29,497	28,705	25,860	24,614	24,361

Income before income taxes	50,514	44,037	38,761	29,669	23,460
Income tax expense	15,676	15,171	13,691	10,114	8,454
Net income	$34,838	$28,866	$25,070	$19,555	$15,006

Earnings per share:
Basic	$0.39	$0.34	$0.30	$0.23	$0.18
Diluted	$0.38	$0.33	$0.29	$0.23	$0.18

Weighted average shares outstanding:
Basic	90,185	86,134	83,640	83,276	82,864
Diluted	91,514	87,950	85,028	84,706	84,696

Other Data:
Loss ratio (1)	2.7%	4.5%	2.3%	1.9%	2.0%
Expense ratio (2)	36.6%	37.8%	40.6%	47.0%	52.4%
Combined ratio	39.3%	42.3%	42.9%	48.9%	54.4%

(1)	Loss ratio is calculated by dividing the provision for loss and loss adjustment expenses by net premiums earned.
(2)	Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

				Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2015	2014
Other Data, continued:	March 31	December 31	September 30	June 30	March 31
($ in thousands)

Flow:
New insurance written	$5,346,820	$6,204,821	$7,283,169	$5,874,334	$3,630,573
New risk written	1,302,710	1,523,527	1,802,408	1,477,547	907,257

Bulk:
New insurance written	$-	$300,008	$1,506,529	$-	$-
New risk written	-	35,007	30,131	-	-

Consolidated:
Average premium rate (3)	0.58%	0.56%	0.55%	0.54%	0.54%
New insurance written	$5,346,820	$6,504,829	$8,789,698	$5,874,334	$3,630,573
New risk written	$1,302,710	$1,558,534	$1,832,539	$1,477,547	$907,257
Insurance in force (end of period)	$53,253,632	$50,762,594	$46,428,526	$39,379,879	$34,778,057
Risk in Force (end of period)	$12,891,462	$12,227,270	$11,152,497	$9,700,549	$8,493,862
Policies in force	242,477	229,721	209,841	175,773	154,451
Weighted-average coverage (4)	24.2%	24.1%	24.0%	24.6%	24.4%
Annual persistency	82.8%	86.4%	88.5%	89.1%	87.9%

Loans in default (count)	505	457	312	235	192
Percentage of loans in default	0.21%	0.20%	0.15%	0.13%	0.12%

(3)	Average premium rate is calculated by dividing net premium earned by average insurance in force for the period.
(4)	Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.

						Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended
	March 31, 2015		December 31, 2014		March 31, 2014
($ in thousands)
>=760	$2,346,791	43.9%	$2,618,070	42.2%	$1,614,436	44.5%
740-759	894,376	16.7	1,017,384	16.4	636,859	17.5
720-739	779,412	14.6	868,254	14.0	536,471	14.8
700-719	539,076	10.1	692,036	11.2	375,500	10.3
680-699	452,446	8.5	576,830	9.3	315,267	8.7
<=679	334,719	6.2	432,247	6.9	152,040	4.2
Total	$5,346,820	100.0%	$6,204,821	100.0%	$3,630,573	100.0%

Weighted-average credit score	747		745		749

NIW by LTV
	Three Months Ended
	March 31, 2015		December 31, 2014		March 31, 2014
($ in thousands)
85.00% and below	$809,238	15.1%	$931,067	15.0%	$435,733	12.0%
85.01% to 90.00%	1,818,771	34.0	2,057,770	33.2	1,240,528	34.2
90.01% to 95.00%	2,633,051	49.3	3,176,124	51.2	1,925,763	53.0
95.01% and above	85,760	1.6	39,860	0.6	28,549	0.8
	$5,346,820	100.0%	$6,204,821	100.0%	$3,630,573	100.0%

Weighted-average LTV	91%		91%		92%

NIW by Product
	Three Months Ended
	March 31, 2015		December 31, 2014		March 31, 2014
Single Premium policies		23.7%		22.8%		18.2%
Monthly Premium policies		76.3		77.2		81.8
		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2015		December 31, 2014		March 31, 2014
Purchase		69.3%		77.7%		84.9%
Refinance		30.7		22.3		15.1
		100.0%		100.0%		100.0%

				Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended
	March 31, 2015		December 31, 2014		March 31, 2014
($ in thousands)
>=760	$-	-	$203,901	68.0%	$-	-
740-759	-	-	51,590	17.2	-	-
720-739	-	-	34,077	11.4	-	-
700-719	-	-	10,440	3.4	-	-
680-699	-	-	-	-	-	-
<=679	-	-	-	-	-	-
Total	$-	-	$300,008	100.0%	$-	-

Weighted-average credit score	N/A		771		N/A

NIW by LTV
	Three Months Ended
	March 31, 2015		December 31, 2014		March 31, 2014
($ in thousands)
85.00% and below	$-	-	$10,706	3.6%	$-	-
85.01% to 90.00%	-	-	151,608	50.5	-	-
90.01% to 95.00%	-	-	137,694	45.9	-	-
95.01% and above	-	-	-	-	-	-
	$-	-	$300,008	100.0%	$-	-

Weighted-average LTV	N/A		91%		N/A

NIW by Product
	Three Months Ended
	March 31, 2015		December 31, 2014		March 31, 2014
Single Premium policies		-		100.0%		-
Monthly Premium policies		-		-		-
		-		100.0%		-

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2015		December 31, 2014		March 31, 2014
Purchase		-		90.0%		-
Refinance		-		10.0		-
		-		100.0%		-

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force: Consolidated

Portfolio by Credit Score
Total IIF by FICO score	March 31, 2015		December 31, 2014		March 31, 2014
($ in thousands)
>=760	$25,345,630	47.6%	$24,546,571	48.4%	$18,212,476	52.3%
740-759	9,204,965	17.3	8,804,454	17.3	6,218,225	17.9
720-739	7,613,387	14.3	7,185,175	14.2	4,804,322	13.8
700-719	5,143,705	9.6	4,849,412	9.6	2,955,696	8.5
680-699	3,842,342	7.2	3,540,811	7.0	1,940,162	5.6
<=679	2,103,603	4.0	1,836,171	3.5	647,176	1.9
Total	$53,253,632	100.0%	$50,762,594	100.0%	$34,778,057	100.0%

Weighted-average credit score	752		753		757

Total RIF by FICO score	March 31, 2015		December 31, 2014		March 31, 2014
($ in thousands)
>=760	$6,112,309	47.4%	$5,900,373	48.3%	$4,403,362	51.9%
740-759	2,244,474	17.4	2,135,891	17.4	1,527,784	18.0
720-739	1,865,939	14.5	1,750,232	14.3	1,192,630	14.0
700-719	1,224,580	9.5	1,145,431	9.4	717,501	8.4
680-699	939,792	7.3	859,436	7.0	488,405	5.8
<=679	504,368	3.9	435,907	3.6	164,180	1.9
Total	$12,891,462	100.0%	$12,227,270	100.0%	$8,493,862	100.0%

Portfolio by LTV
Total IIF by LTV	March 31, 2015		December 31, 2014		March 31, 2014
($ in thousands)
85.00% and below	$6,382,552	12.0%	$6,100,274	12.0%	$4,540,795	13.1%
85.01% to 90.00%	18,422,873	34.6	17,719,816	34.9	13,054,922	37.5
90.01% to 95.00%	27,288,976	51.2	25,832,106	50.9	16,748,932	48.2
95.01% and above	1,159,231	2.2	1,110,398	2.2	433,408	1.2
	$53,253,632	100.0%	$50,762,594	100.0%	$34,778,057	100.0%

Weighted-average LTV	92%		92%		91%

Total RIF by LTV	March 31, 2015		December 31, 2014		March 31, 2014
($ in thousands)
85.00% and below	$716,057	5.6%	$681,908	5.6%	$503,315	5.9%
85.01% to 90.00%	4,350,761	33.7	4,174,743	34.1	3,074,541	36.2
90.01% to 95.00%	7,644,265	59.3	7,203,270	58.9	4,770,413	56.2
95.01% and above	180,379	1.4	167,349	1.4	145,593	1.7
	$12,891,462	100.0%	$12,227,270	100.0%	$8,493,862	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	March 31, 2015		December 31, 2014		March 31, 2014
($ in thousands)
FRM 30 years and higher	$46,922,016	88.1%	$44,503,607	87.7%	$29,906,738	85.9%
FRM 20-25 years	1,336,976	2.5	1,273,086	2.5	1,105,372	3.2
FRM 15 years	2,619,532	4.9	2,637,970	5.2	2,383,315	6.9
ARM 5 years and higher	2,375,108	4.5	2,347,931	4.6	1,382,632	4.0
Total	$53,253,632	100.0%	$50,762,594	100.0%	$34,778,057	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	March 31, 2015	December 31, 2014	March 31, 2014

ACIS (A)	$63,533	$43,733	$-

(A)

Essent Reinsurance Ltd. provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program, and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac.

									Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data: Consolidated

	Original	Remaining
	Insurance	Insurance	% Remaining of	Insurance in Force as of March 31, 2015
Origination year	Written ($ in thousands)	in Force ($ in thousands)	Original Insurance	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM

2010	$245,898	$71,538	29.1%	73.6%	39.0%	0.0%	2.9%	62.2%	97.9%
2011	3,229,720	1,183,725	36.7	72.9	40.5	0.2	4.5	57.1	93.7
2012	11,241,161	7,189,946	64.0	70.5	49.6	0.5	5.2	55.8	96.9
2013	21,152,638	16,775,870	79.3	74.8	52.6	1.8	7.8	51.2	96.5
2014	24,799,434	22,714,231	91.6	84.0	56.6	3.3	15.1	42.6	94.1
2015 (through March 31)	5,346,820	5,318,322	99.5	69.3	50.9	1.6	14.7	43.8	97.2
Total	$66,015,671	$53,253,632	80.7	77.5	53.4	2.2	11.2	47.6	95.5

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data: Consolidated

IIF by State
	As of March 31, 2015	As of December 31, 2014	As of March 31, 2014
CA	10.0%	10.2%	11.2%
TX	8.4	8.3	8.3
FL	5.6	5.3	4.9
WA	4.5	4.3	3.7
NC	4.0	4.0	4.3
IL	3.9	3.9	3.9
MA	3.7	3.9	2.7
PA	3.4	3.4	3.5
NJ	3.4	3.4	3.7
GA	3.3	3.3	3.5
All Others	49.8	50.0	50.3
TOTAL	100.0%	100.0%	100.0%

RIF by State
	As of March 31, 2015	As of December 31, 2014	As of March 31, 2014
CA	9.6%	9.8%	10.6%
TX	8.6	8.5	8.1
FL	5.9	5.6	5.0
WA	4.6	4.4	3.8
NC	4.2	4.2	4.4
IL	4.0	4.0	3.9
GA	3.5	3.5	3.7
NJ	3.4	3.4	3.6
AZ	3.2	3.2	3.3
PA	3.2	3.2	3.5
All Others	49.8	50.2	50.1
TOTAL	100.0%	100.0%	100.0%

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended
	March 31,	December 31,	March 31,
	2015	2014	2014
Beginning default inventory	457	312	159
Plus: new defaults	381	349	167
Less: cures	(320)	(196)	(128)
Less: claims paid	(13)	(8)	(6)
Ending default inventory	505	457	192

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	March 31,	December 31,	March 31,
($ in thousands)	2015	2014	2014
Reserve for losses and LAE at beginning of period	$8,427	$5,682	$3,070
Add provision for losses and LAE occurring in:
Current year	2,705	2,923	1,286
Prior years	(706)	126	(384)
Incurred losses during the period	1,999	3,049	902
Deduct payments for losses and LAE occurring in:
Current year	-	137	-
Prior years	361	167	168
Loss and LAE payments during the period	361	304	168
Reserve for losses and LAE at end of period	$10,065	$8,427	$3,804

Claims
	Three Months Ended
	March 31,	December 31,	March 31,
	2015	2014	2014
Number of claims paid	13	8	6
Total amount paid for claims (in thousands)	$349	$292	$159
Average amount paid per claim (in thousands)	$27	$37	$27
Severity	72%	98%	84%

						Exhibit I, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	As of March 31, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	230	46%	$2,246	24%	$12,782	18%
Four to eleven payments	216	43	5,045	55	11,195	45
Twelve or more payments	52	10	1,658	18	2,241	74
Pending claims	7	1	261	3	257	102
TOTAL	505	100%	9,210	100%	$26,475	35
IBNR			691
LAE			164
TOTAL			$10,065

Average reserve per default:
Case			$18.2
Total			$19.9

Default Rate	0.21%

	As of December 31, 2014
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	247	54%	$2,381	31%	$13,059	18%
Four to eleven payments	167	37	3,748	49	8,132	46
Twelve or more payments	34	7	1,147	15	1,510	76
Pending claims	9	2	424	5	419	101
TOTAL	457	100%	7,700	100%	$23,120	33
IBNR			578
LAE			149
TOTAL			$8,427

Average reserve per default:
Case			$16.8
Total			$18.4

Default Rate	0.20%

	As of March 31, 2014
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	95	49%	$936	27%	$4,309	22%
Four to eleven payments	76	40	1,636	47	3,406	48
Twelve or more payments	15	8	561	16	867	65
Pending claims	6	3	348	10	360	97
TOTAL	192	100%	3,481	100%	$8,942	39
IBNR			261
LAE			62
TOTAL			$3,804

Average reserve per default:
Case			$18.1
Total			$19.8

Default Rate	0.12%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	March 31, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$126,093	11.2%	$74,216	7.0%
U.S. agency securities	3,208	0.3	4,520	0.4
U.S. agency mortgage-backed securities	85,958	7.7	83,540	7.9
Municipal debt securities	246,271	22.0	195,546	18.5
Corporate debt securities	345,081	30.8	296,829	28.1
Mortgage-backed securities	64,159	5.7	66,086	6.3
Asset-backed securities	137,539	12.3	126,188	11.9
Money market funds	111,922	10.0	210,688	19.9
Total Investments	$1,120,231	100.0%	$1,057,613	100.0%

Investment Portfolio by Credit Rating
Rating (1)	March 31, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$518,358	46.3%	$545,807	51.6%
Aa1	46,102	4.1	47,792	4.5
Aa2	73,769	6.6	51,958	4.9
Aa3	67,658	6.0	48,261	4.6
A1	91,362	8.2	74,161	7.0
A2	86,326	7.7	67,413	6.4
A3	78,110	7.0	71,964	6.8
Baa1	65,536	5.8	60,399	5.7
Baa2	83,382	7.4	79,727	7.5
Baa3	9,628	0.9	10,131	1.0
Below Baa3	-	-	-	-
Total Investments	$1,120,231	100.0%	$1,057,613	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Portfolio by Duration and Book Yield
Effective Duration	March 31, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$267,998	23.9%	$332,399	31.4%
1 to < 2 Years	138,388	12.4	85,971	8.1
2 to < 3 Years	168,187	15.0	167,504	15.8
3 to < 4 Years	136,313	12.2	106,432	10.1
4 to < 5 Years	59,834	5.3	80,300	7.6
5 or more Years	349,511	31.2	285,007	27.0
Total Investments	$1,120,231	100.0%	$1,057,613	100.0%

Pre-tax investment income yield:
Three months ended March 31, 2015	1.70%

Net cash and investments at holding company, Essent Group Ltd. ($ in thousands):
As of March 31, 2015		$123,572
As of December 31, 2014		$126,327

		Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	As of
	March 31, 2015	December 31, 2014
($ in thousands)
US Mortgage Insurance Business:
Combined statutory capital (A)	$747,924	$705,890

Combined net risk in force (B)	$11,798,777	$11,426,748

Risk to capital ratios: (C)
Essent Guaranty, Inc.	16.1:1	16.4:1
Essent Guaranty of PA, Inc.	13.1:1	14.6:1
Combined (D)	15.8:1	16.2:1

Essent Reinsurance Ltd. Mortgage Insurance Business:
Stockholder's equity (GAAP basis)	$159,021	$155,123

Net risk in force (B)	$1,146,317	$835,976

(A) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(B) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(C) The risk to capital ratio is calculated as the ratio of net risk in force to statutory capital.

(D) The combined risk to capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of March 31, 2015 and December 31, 2014, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of March 31, 2015 and December 31, 2014 in accordance with Regulation G:

(In thousands, except per share amounts)	March 31, 2015	December 31, 2014

Numerator:
Total Stockholders' Equity (Book Value)	$996,017	$955,738

Subtract: Accumulated Other Comprehensive Income	9,556	4,667

Adjusted Book Value	$986,461	$951,071

Denominator:
Total Common Shares Outstanding	92,574	92,546

Add: Restricted Share Units Outstanding	548	664

Total Common Shares and Share Units Outstanding	93,122	93,210

Adjusted Book Value per Share	$10.59	$10.20

CONTACT:
Essent Group Ltd.
Media Contact
JD Walker Communications, LLC
Janice Daue Walker, 610-230-0556
media@essentgroup.com
or
Investor Relations Contact
Christopher Curran
Senior Vice President – Investor Relations
855-809-ESNT
ir@essentgroup.com